SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

7. SUBSEQUENT EVENTS

The Company has evaluated subsequent events occurring after the balance sheet date through the date of the issuance of this report.

During April and May, the Company received approximately $100,000 as proceeds from the sale of 911,205 shares of Common Stock per the terms of the Purchase Agreement with LPC at an average price of $0.11 per share of Common. Per the terms of the Purchase Agreement the Company also issued an additional 19,230 shares of Common Stock as additional Commitment Fee shares.

On April 3, 2013, the BOD approved a 2013 Stock Option Grant totaling 10,305,000 options, available in part to all eligible employees of the Company, that vests only with the achievement of certain pre-determined milestones relating to commercialization of CytoSorb®, financing, strategic partnerships, and product development. In addition, a pool of 22,750,000 shares of restricted stock was allocated, but not awarded, to only awarded with the achievement of certain long-term milestones. Should these long-term milestones not be met in 2013, these restricted shares would be cancelled.

On April 11, 2013, the Company announced the award of an additional Phase I SBIR option, valued at $50,000 over 2 months, related to its previously announced Phase I and Phase II award to develop its technologies for the treatment of burn injury and trauma, from the U.S. Army Medical Research and Materiel Command.

On April 15, 2013, the Company announced the hiring of Christopher Cramer, MS, MBA as Vice President of Business Development. Mr. Cramer brings more than 15 years of business development and commercial experience in the medical device field. Most recently, Mr. Cramer was Senior Director of Venture Development at Johnson & Johnson, a manufacturer and multi-national distributor of pharmaceutical, medical devices and consumer products with over $67 billion in annual worldwide sales.

12. SUBSEQUENT EVENTS

The Company has evaluated subsequent events occurring after the balance sheet date which include the following:

To date, in 2013, the Company received approximately $450,000 as proceeds from the sale of 4,154,436 shares of Common Stock per the terms of the Purchase Agreement with Lincoln Park Capital at an average price of approximately $0.108 per share of Common Stock. Per the terms of the Purchase Agreement the Company also issued an additional 86,535 shares of Common Stock as additional Commitment Fee shares.

In February 2013, we issued 4,699,000 and 5,041,000 shares of common stock in satisfaction of the February 2011 Convertible Promissory Notes and February 2012 Convertible Promissory Notes, respectively. Both convertible promissory notes matured in February 2013 and had automatic conversion provisions pursuant to the terms of the notes.

During Q1 2013 the Company requested and a majority of Common shareholders approved an increase to our authorized Common Stock raising the authorized shares from 500,000,000 to 800,000,000.

As of March 31, 2013 the Company issued 39,851 shares of its Series A Convertible Preferred Stock and 1,801.83 shares of its Series B Convertible Stock. The dividend shares are not included in the above financial statements.

As an approved participant of the Technology Business Tax Certificate Transfer Program sponsored by the New Jersey Economic Development Authority, in January 2013 we received $391,756 from the sale of our prior unused net operating loss carryovers.

On February 8, 2013, our Chief Financial Officer, Thomas Bocchino, resigned from his position with the Company due to personal reasons. The resignation was not a result of any disagreements relating to the Company's operations, policies or practices. Mr. Bocchino agreed to continue to assist the Company on part-time basis. On the same day, the Board of Directors of the Company appointed Ronald Berger as the interim Chief Financial Officer.